EXHIBIT 99.2 – Supplemental, Unaudited Financial Information

CONDENSED, CONSOLIDATED EARNINGS INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	3RD	3RD
	QUARTER	QUARTER
	2022	2021
	(Current)	(Prior Year)	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$23,710	$21,073	$2,637	12.51%
Interest Expense	2,831	1,614	1,217	75.40%
Net Interest Income	20,879	19,459	1,420	7.30%
Provision for Loan Losses	3,794	1,530	2,264	147.97%
Net Interest Income After Provision for Loan Losses	17,085	17,929	(844)	(4.71)%
Noninterest Income	5,651	6,359	(708)	(11.13)%
Net Gains on Available-for-sale Debt Securities	20	23	(3)	(13.04)%
Noninterest Expense	17,443	15,346	2,097	13.66%
Income Before Income Tax Provision	5,313	8,965	(3,652)	(40.74)%
Income Tax Provision	858	1,566	(708)	(45.21)%
Net Income	$4,455	$7,399	$(2,944)	(39.79)%
Net Income Attributable to Common Shares (1)	$4,416	$7,336	$(2,920)	(39.80)%
PER COMMON SHARE DATA:
Net Income - Basic	$0.29	$0.47	$(0.18)	(38.30)%
Net Income - Diluted	$0.29	$0.47	$(0.18)	(38.30)%
Dividends Per Share	$0.28	$0.28	$0.00	0.00%
Number of Shares Used in Computation - Basic	15,364,075	15,703,932
Number of Shares Used in Computation - Diluted	15,367,189	15,710,345

	NINE MONTHS ENDED
	September 30,
	2022	2021
	(Current)	(Prior Year)	$ Incr. (Decr.)	% Incr. (Decr.)
Interest and Dividend Income	$66,792	$63,255	$3,537	5.59%
Interest Expense	5,956	5,032	924	18.36%
Net Interest Income	60,836	58,223	2,613	4.49%
Provision for Loan Losses	4,993	2,533	2,460	97.12%
Net Interest Income After Provision for Loan Losses	55,843	55,690	153	0.27%
Noninterest Income	18,302	19,441	(1,139)	(5.86)%
Net Gains on Available-for-sale Debt Securities	21	25	(4)	(16.00)%
Noninterest Expense	51,368	46,454	4,914	10.58%
Income Before Income Tax Provision	22,798	28,702	(5,904)	(20.57)%
Income Tax Provision	3,959	5,456	(1,497)	(27.44)%
Net Income	$18,839	$23,246	$(4,407)	(18.96)%
Net Income Attributable to Common Shares (1)	$18,670	$23,057	$(4,387)	(19.03)%
PER COMMON SHARE DATA:
Net Income - Basic	$1.21	$1.46	$(0.25)	(17.12)%
Net Income - Diluted	$1.21	$1.46	$(0.25)	(17.12)%
Dividends Per Share	$0.84	$0.83	$0.01	1.20%
Number of Shares Used in Computation - Basic	15,482,672	15,806,897
Number of Shares Used in Computation - Diluted	15,485,948	15,813,129

(1)	Basic and diluted net income per common share are determined based on net income less earnings allocated to nonvested restricted shares with nonforfeitable dividends.

CONDENSED, CONSOLIDATED BALANCE SHEET DATA

(Dollars In Thousands)

(Unaudited)

	September 30,	September 30,
	2022	2021	$ Incr. (Decr.)	% Incr. (Decr.)
ASSETS
Cash & Due from Banks	$64,044	$198,995	$(134,951)	(67.82)%
Available-for-sale Debt Securities	487,980	437,857	50,123	11.45%
Loans, Net	1,674,076	1,563,008	111,068	7.11%
Bank-Owned Life Insurance	31,075	30,530	545	1.79%
Bank Premises and Equipment, Net	21,881	20,526	1,355	6.60%
Deferred Tax Asset, Net	22,327	5,128	17,199	335.39%
Intangible Assets	55,492	55,955	(463)	(0.83)%
Other Assets	43,305	42,897	408	0.95%
TOTAL ASSETS	$2,400,180	$2,354,896	$45,284	1.92%

LIABILITIES
Deposits	$2,039,595	$1,940,141	$99,454	5.13%
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	57,920	40,555	17,365	42.82%
Senior Notes, Net	14,749	14,685	64	0.44%
Subordinated Debt, Net	24,580	32,988	(8,408)	(25.49)%
Other Liabilities	24,547	27,125	(2,578)	(9.50)%
TOTAL LIABILITIES	2,161,391	2,055,494	105,897	5.15%

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated
Other Comprehensive (Loss) Income	295,258	292,997	2,261	0.77%
Accumulated Other Comprehensive (Loss) Income:
Net Unrealized (Losses) Gains on Available-for-sale Debt Securities	(56,766)	6,300	(63,066)	(1,001.05)%
Defined Benefit Plans	297	105	192	182.86%
TOTAL STOCKHOLDERS' EQUITY	238,789	299,402	(60,613)	(20.24)%
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,400,180	$2,354,896	$45,284	1.92%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	FOR THE
	THREE MONTHS ENDED		%
	September 30,		INCREASE
	2022	2021	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$4,455	$7,399	(39.79)%
Return on Average Assets (Annualized)	0.74%	1.26%	(41.27)%
Return on Average Equity (Annualized)	6.85%	9.77%	(29.89)%

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	September 30,		INCREASE
	2022	2021	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$18,839	$23,246	(18.96)%
Return on Average Assets (Annualized)	1.06%	1.34%	(20.90)%
Return on Average Equity (Annualized)	9.20%	10.28%	(10.51)%

BALANCE SHEET HIGHLIGHTS
Total Assets	$2,400,180	$2,354,896	1.92%
Available-for-Sale Debt Securities	487,980	437,857	11.45%
Loans, Net	1,674,076	1,563,008	7.11%
Allowance for Loan Losses	16,170	12,700	27.32%
Deposits	2,039,595	1,940,141	5.13%

OFF-BALANCE SHEET
Outstanding Balance of Mortgage Loans Sold with Servicing Retained	$331,675	$328,659	0.92%
Trust Assets Under Management	1,003,785	1,183,900	(15.21)%

STOCKHOLDERS' VALUE (PER COMMON SHARE)
Net Income - Basic	$1.21	$1.46	(17.12)%
Net Income - Diluted	$1.21	$1.46	(17.12)%
Dividends	$0.84	$0.83	1.20%
Common Book Value	$15.41	$19.01	(18.94)%
Tangible Common Book Value (a)	$11.83	$15.46	(23.48)%
Market Value (Last Trade)	$24.18	$25.26	(4.28)%
Market Value / Common Book Value	156.91%	132.88%	18.08%
Market Value / Tangible Common Book Value	204.40%	163.39%	25.10%
Price Earnings Multiple (Annualized)	15.02	12.95	15.98%
Dividend Yield (Annualized)	4.63%	4.39%	5.47%
Common Shares Outstanding, End of Period	15,500,416	15,750,250	(1.59)%

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	AS OF OR FOR THE
	NINE MONTHS ENDED		%
	September 30,		INCREASE
	2022	2021	(DECREASE)
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets (a)	7.82%	10.59%	(26.16)%
Nonperforming Assets / Total Assets	0.87%	1.05%	(17.14)%
Allowance for Loan Losses / Total Loans	0.96%	0.81%	18.52%
Total Risk Based Capital Ratio (b)	15.86%	18.57%	(14.59)%
Tier 1 Risk Based Capital Ratio (b)	13.53%	15.53%	(12.88)%
Common Equity Tier 1 Risk Based Capital Ratio (b)	13.53%	15.53%	(12.88)%
Leverage Ratio (b)	10.04%	10.34%	(2.90)%

AVERAGE BALANCES
Average Assets	$2,359,863	$2,310,531	2.14%
Average Equity	$273,129	$301,474	(9.40)%

EFFICIENCY RATIO (c)
Net Interest Income on a Fully Taxable-Equivalent
Basis (c)	$61,759	$59,056	4.58%
Noninterest Income	18,302	19,441	(5.86)%
Total (1)	$80,061	$78,497	1.99%
Noninterest Expense (2)	$51,368	$46,454	10.58%
Efficiency Ratio = (2)/(1)	64.16%	59.18%	8.42%

(a)Tangible common book value per share and tangible common equity as a percentage of tangible assets are non-U.S. GAAP ratios.  Management believes this non-GAAP information is helpful in evaluating the strength of the Corporation's capital and in providing an alternative, conservative valuation of the Corporation's net worth.  The ratios shown above are based on the following calculations of tangible assets and tangible common equity:

Total Assets	$2,400,180	$2,354,896
Less: Intangible Assets, Primarily Goodwill	(55,492)	(55,955)
Tangible Assets	$2,344,688	$2,298,941
Total Stockholders' Equity	$238,789	$299,402
Less: Intangible Assets, Primarily Goodwill	(55,492)	(55,955)
Tangible Common Equity (3)	$183,297	$243,447

Common Shares Outstanding, End of Period (4)	15,500,416	15,750,250
Tangible Common Book Value per Share = (3)/(4)	$11.83	$15.46

(b)Capital ratios for the most recent period are estimated.

(c)The efficiency ratio is a non-GAAP ratio that is calculated as shown above.  For purposes of calculating the efficiency ratio, net interest income on a fully taxable-equivalent basis includes amounts of interest income on tax-exempt securities and loans that have been increased to a fully taxable-equivalent basis, using the Corporation's marginal federal income tax rate of 21%. A reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis is provided in Exhibit 99.2 under the table “COMPARISON OF INTEREST INCOME AND EXPENSE”.

QUARTERLY CONDENSED, CONSOLIDATED

INCOME STATEMENT INFORMATION

(Dollars In Thousands, Except Per Share Data)

(Unaudited)

	For the Three Months Ended :
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2022	2022	2021	2021	2021	2021
Interest income	$23,710	$21,309	$21,773	$21,246	$21,073	$20,428	$21,754
Interest expense	2,831	1,684	1,441	1,530	1,614	1,747	1,671
Net interest income	20,879	19,625	20,332	19,716	19,459	18,681	20,083
Provision for loan losses	3,794	308	891	1,128	1,530	744	259
Net interest income after provision for loan losses	17,085	19,317	19,441	18,588	17,929	17,937	19,824
Noninterest income	5,651	6,830	5,821	6,416	6,359	6,300	6,782
Net gains (losses) on securities	20	(1)	2	(1)	23	2	0
Noninterest expense	17,443	17,039	16,886	16,018	15,346	15,399	15,709
Income before income tax provision	5,313	9,107	8,378	8,985	8,965	8,840	10,897
Income tax provision	858	1,618	1,483	1,677	1,566	1,780	2,110
Net income	$4,455	$7,489	$6,895	$7,308	$7,399	$7,060	$8,787
Net income attributable to common shares	$4,416	$7,419	$6,835	$7,256	$7,336	$6,999	$8,722
Basic earnings per common share	$0.29	$0.48	$0.44	$0.46	$0.47	$0.44	$0.55
Diluted earnings per common share	$0.29	$0.48	$0.44	$0.46	$0.47	$0.44	$0.55

QUARTERLY CONDENSED, CONSOLIDATED

BALANCE SHEET INFORMATION

(In Thousands) (Unaudited)

	As of:
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2022	2022	2022	2021	2021	2021	2021
ASSETS
Cash & Due from Banks	$64,044	$69,187	$114,346	$104,948	$198,995	$208,860	$207,145
Available-for-Sale Debt Securities	487,980	526,837	532,913	517,679	437,857	391,881	366,376
Loans, Net	1,674,076	1,643,057	1,523,919	1,551,312	1,563,008	1,585,481	1,602,926
Bank-Owned Life Insurance	31,075	30,941	30,805	30,670	30,530	30,391	30,247
Bank Premises and Equipment, Net	21,881	21,829	21,169	20,683	20,526	20,620	20,740
Deferred Tax Asset, Net	22,327	16,331	11,818	5,887	5,128	3,408	3,530
Intangible Assets	55,492	55,602	55,711	55,821	55,955	56,088	56,222
Other Assets	43,305	46,934	39,690	40,648	42,897	42,334	46,409
TOTAL ASSETS	$2,400,180	$2,410,718	$2,330,371	$2,327,648	$2,354,896	$2,339,063	$2,333,595

LIABILITIES
Deposits	$2,039,595	$1,964,270	$1,960,952	$1,925,060	$1,940,141	$1,916,809	$1,923,925
Borrowed Funds - Federal Home Loan Bank and Repurchase Agreements	57,920	126,833	22,938	29,845	40,555	46,450	60,230
Senior Notes, Net	14,749	14,733	14,717	14,701	14,685	14,670	0
Subordinated Debt, Net	24,580	24,553	33,031	33,009	32,988	32,967	16,534
Other Liabilities	24,547	21,710	22,525	23,628	27,125	24,034	32,850
TOTAL LIABILITIES	2,161,391	2,152,099	2,054,163	2,026,243	2,055,494	2,034,930	2,033,539

STOCKHOLDERS' EQUITY
Common Stockholders' Equity, Excluding Accumulated Other Comprehensive (Loss) Income	295,258	294,621	296,386	296,379	292,997	294,857	293,097
Accumulated Other Comprehensive (Loss) Income:
Net Unrealized (Losses) Gains on Available-for-sale Securities	(56,766)	(36,307)	(20,492)	4,809	6,300	9,167	6,847
Defined Benefit Plans	297	305	314	217	105	109	112
TOTAL STOCKHOLDERS' EQUITY	238,789	258,619	276,208	301,405	299,402	304,133	300,056
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$2,400,180	$2,410,718	$2,330,371	$2,327,648	$2,354,896	$2,339,063	$2,333,595

AVAILABLE-FOR-SALE DEBT SECURITIES

(In Thousands)

	September 30, 2022		June 30, 2022		December 31, 2021		September 30, 2021
	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value	Cost	Value
Obligations of the U.S. Treasury	$35,155	$31,599	$38,151	$35,774	$25,058	$24,912	$25,088	$25,068
Obligations of U.S. Government agencies	23,939	21,389	24,454	22,785	23,936	24,091	23,935	24,312
Bank holding company debt securities	28,944	25,432	28,942	27,415	18,000	17,987	0	0
Obligations of states and political subdivisions:
Tax-exempt	146,847	126,710	152,063	139,400	143,427	148,028	135,362	139,244
Taxable	69,902	58,317	72,204	63,898	72,182	72,765	69,426	70,493
Mortgage-backed securities issued or guaranteed by U.S. Government agencies or sponsored agencies:
Residential pass-through securities	116,833	102,739	114,367	106,043	98,048	98,181	59,920	60,629
Residential collateralized mortgage obligations	44,075	39,632	47,295	44,761	44,015	44,247	43,811	44,593
Commercial mortgage-backed securities	89,349	77,383	95,318	86,761	86,926	87,468	72,341	73,518
Private label commercial mortgage-backed securities	4,793	4,779	0	0	0	0	0	0
Total Available-for-Sale Debt Securities	$559,837	$487,980	$572,794	$526,837	$511,592	$517,679	$429,883	$437,857

SUMMARY OF LOANS BY TYPE

(Excludes Loans Held for Sale)

(In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2022	2022	2021	2021
Commercial:
Commercial loans secured by real estate	$658,861	$656,892	$569,840	$553,389
Commercial and industrial	172,258	171,999	159,073	152,244
Paycheck Protection Program - 1st Draw	24	44	1,356	5,747
Paycheck Protection Program - 2nd Draw	2,011	6,208	25,508	56,981
Political subdivisions	83,725	87,512	81,301	73,503
Commercial construction and land	76,194	58,786	60,579	53,267
Loans secured by farmland	12,839	12,967	11,121	10,812
Multi-family (5 or more) residential	59,315	53,753	50,089	52,962
Agricultural loans	2,492	2,628	2,351	3,092
Other commercial loans	14,636	15,767	17,153	17,312
Total commercial	1,082,355	1,066,556	978,371	979,309
Residential mortgage:
Residential mortgage loans - first liens	492,854	482,505	483,629	494,376
Residential mortgage loans - junior liens	24,208	23,036	23,314	24,303
Home equity lines of credit	42,972	40,887	39,252	38,465
1-4 Family residential construction	29,950	26,071	23,151	21,719
Total residential mortgage	589,984	572,499	569,346	578,863
Consumer	17,907	18,549	17,132	17,536
Total	1,690,246	1,657,604	1,564,849	1,575,708
Less: allowance for loan losses	(16,170)	(14,547)	(13,537)	(12,700)
Loans, net	$1,674,076	$1,643,057	$1,551,312	$1,563,008

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	September 30,	June 30,	September 30,	September 30,
	2022	2022	2022	2021
Balance, beginning of period	$14,547	$14,271	$13,537	$11,385
Charge-offs	(2,196)	(41)	(2,417)	(1,278)
Recoveries	25	9	57	60
Net charge-offs	(2,171)	(32)	(2,360)	(1,218)
Provision for loan losses	3,794	308	4,993	2,533
Balance, end of period	$16,170	$14,547	$16,170	$12,700

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(Dollars In Thousands)

	September 30,	June 30,	December 31,	September 30,
	2022	2022	2021	2021
Impaired loans with a valuation allowance	$8,156	$3,392	$6,540	$7,225
Impaired loans without a valuation allowance	1,370	1,376	2,636	4,165
Purchased credit impaired loans	3,783	3,879	6,558	6,624
Total impaired loans	$13,309	$8,647	$15,734	$18,014

Total loans past due 30-89 days and still accruing	$3,041	$5,082	$5,106	$2,139

Nonperforming assets:
Purchased credit impaired loans	$3,783	$3,879	$6,558	$6,624
Other nonaccrual loans	13,176	7,763	12,441	14,717
Total nonaccrual loans	16,959	11,642	18,999	21,341
Total loans past due 90 days or more and still accruing	3,499	2,694	2,219	1,924
Total nonperforming loans	20,458	14,336	21,218	23,265
Foreclosed assets held for sale (real estate)	454	505	684	1,374
Total nonperforming assets	$20,912	$14,841	$21,902	$24,639

Loans subject to troubled debt restructurings (TDRs):
Performing	$231	$239	$288	$232
Nonperforming	3,960	3,965	5,517	5,591
Total TDRs	$4,191	$4,204	$5,805	$5,823

Total nonperforming loans as a % of total loans	1.21%	0.86%	1.36%	1.48%
Total nonperforming assets as a % of assets	0.87%	0.62%	0.94%	1.05%
Allowance for loan losses as a % of total loans	0.96%	0.88%	0.87%	0.81%
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (a)	1.08%	1.02%	1.08%	1.05%
Allowance for loan losses as a % of nonperforming loans	79.04%	101.47%	63.80%	54.59%

(a) Credit adjustment on purchased non-impaired loans at end of period	$2,095	$2,403	$3,335	$3,836
Allowance for loan losses	16,170	14,547	13,537	12,700
Total credit adjustment on purchased non-impaired loans at end of period and allowance for loan losses (1)	$18,265	$16,950	$16,872	$16,536
Total loans receivable	$1,690,246	$1,657,604	$1,564,849	$1,575,708
Credit adjustment on purchased non-impaired loans at end of period	2,095	2,403	3,335	3,836
Total (2)	$1,692,341	$1,660,007	$1,568,184	$1,579,544
Credit adjustment on purchased non-impaired loans and allowance for loan losses as a % of total loans and the credit adjustment (1)/(2)	1.08%	1.02%	1.08%	1.05%

ADJUSTMENTS TO GROSS AMORTIZED COST OF LOANS

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2022	2022	2021	2022	2021
Market Rate Adjustment
Adjustments to gross amortized cost of loans at beginning of period	$(866)	$(885)	$(5)	$(637)	$718
Accretion (amortization) recognized in interest income	5	19	(368)	(224)	(1,091)
Adjustments to gross amortized cost of loans at end of period	$(861)	$(866)	$(373)	$(861)	$(373)
Credit Adjustment on Non-impaired Loans
Adjustments to gross amortized cost of loans at beginning of period	$(2,403)	$(2,782)	$(4,502)	$(3,335)	$(5,979)
Accretion recognized in interest income	308	379	666	1,240	2,143
Adjustments to gross amortized cost of loans at end of period	$(2,095)	$(2,403)	$(3,836)	$(2,095)	$(3,836)

PURCHASED CREDIT IMPAIRED (PCI) LOANS

(In Thousands)

	September 30,	June 30,	September 30,
	2022	2022	2021
Outstanding balance	$5,564	$5,766	$10,064
Carrying amount	3,783	3,879	6,624

COMPARISON OF INTEREST INCOME AND EXPENSE

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2022	2022	2021	2022	2021
INTEREST INCOME
Interest-bearing due from banks	$176	$92	$106	$335	$230
Available-for-sale debt securities:
Taxable	2,138	2,036	1,304	6,143	3,604
Tax-exempt	947	959	842	2,811	2,467
Total available-for-sale debt securities	3,085	2,995	2,146	8,954	6,071
Loans receivable:
Taxable	19,967	17,721	16,890	55,662	51,209
Paycheck Protection Program -1st Draw	4	11	618	53	3,289
Paycheck Protection Program - 2nd Draw	114	195	1,021	846	1,597
Tax-exempt	635	588	568	1,796	1,639
Total loans receivable	20,720	18,515	19,097	58,357	57,734
Other earning assets	38	19	16	69	53
Total Interest Income	24,019	21,621	21,365	67,715	64,088

INTEREST EXPENSE
Interest-bearing deposits:
Interest checking	487	308	230	989	686
Money market	639	369	269	1,270	895
Savings	66	64	58	191	170
Time deposits	780	389	506	1,562	1,807
Total interest-bearing deposits	1,972	1,130	1,063	4,012	3,558
Borrowed funds:
Short-term	179	122	0	302	22
Long-term - FHLB advances	332	55	87	436	330
Senior notes, net	119	120	118	357	175
Subordinated debt, net	229	257	346	849	947
Total borrowed funds	859	554	551	1,944	1,474
Total Interest Expense	2,831	1,684	1,614	5,956	5,032

Net Interest Income	$21,188	$19,937	$19,751	$61,759	$59,056

Note: Interest income from tax-exempt securities and loans has been adjusted to a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%. The following table is a reconciliation of net interest income under U.S. GAAP as compared to net interest income as adjusted to a fully taxable-equivalent basis.

(In Thousands)	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2022	2022	2021	2022	2021
Net Interest Income Under U.S. GAAP	$20,879	$19,625	$19,459	$60,836	$58,223
Add: fully taxable-equivalent interest income adjustment from tax-exempt securities	179	191	173	553	494
Add: fully taxable-equivalent interest income adjustment from tax-exempt loans	130	121	119	370	339
Net Interest Income as adjusted to a fully taxable-equivalent basis	$21,188	$19,937	$19,751	$61,759	$59,056

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2022	Return/	6/30/2022	Return/	9/30/2021	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Interest-bearing due from banks	$34,465	2.03%	$47,428	0.78%	$195,359	0.22%
Available-for-sale debt securities, at amortized cost:
Taxable	414,147	2.05%	419,824	1.95%	263,682	1.96%
Tax-exempt	150,773	2.49%	151,753	2.53%	127,466	2.62%
Total available-for-sale debt securities	564,920	2.17%	571,577	2.10%	391,148	2.18%
Loans receivable:
Taxable	1,582,245	5.01%	1,494,165	4.76%	1,426,503	4.70%
Paycheck Protection Program - 1st Draw	34	46.68%	707	6.24%	19,625	12.49%
Paycheck Protection Program - 2nd Draw	4,661	9.70%	8,565	9.13%	68,108	5.95%
Tax-exempt	87,330	2.88%	85,447	2.76%	77,621	2.90%
Total loans receivable	1,674,270	4.91%	1,588,884	4.67%	1,591,857	4.76%
Other earning assets	3,925	3.84%	2,321	3.28%	2,355	2.70%
Total Earning Assets	2,277,580	4.18%	2,210,210	3.92%	2,180,719	3.89%
Cash	23,731		23,114		24,436
Unrealized (loss) gain on securities	(44,559)		(36,675)		12,411
Allowance for loan losses	(14,914)		(14,509)		(12,688)
Bank-owned life insurance	30,991		30,857		30,445
Bank premises and equipment	21,874		21,556		20,620
Intangible assets	55,547		55,656		56,021
Other assets	57,012		55,735		43,947
Total Assets	$2,407,262		$2,345,944		$2,355,911

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$442,647	0.44%	$431,997	0.29%	$423,371	0.22%
Money market	438,770	0.58%	449,656	0.33%	446,385	0.24%
Savings	261,422	0.10%	255,578	0.10%	231,093	0.10%
Time deposits	298,628	1.04%	268,753	0.58%	312,979	0.64%
Total interest-bearing deposits	1,441,467	0.54%	1,405,984	0.32%	1,413,828	0.30%
Borrowed funds:
Short-term	33,970	2.09%	36,848	1.33%	2,185	0.00%
Long-term - FHLB advances	51,628	2.55%	19,516	1.13%	41,083	0.84%
Senior notes, net	14,741	3.20%	14,725	3.27%	14,674	3.19%
Subordinated debt, net	24,566	3.70%	26,476	3.89%	32,978	4.16%
Total borrowed funds	124,905	2.73%	97,565	2.28%	90,920	2.40%
Total Interest-bearing Liabilities	1,566,372	0.72%	1,503,549	0.45%	1,504,748	0.43%
Demand deposits	557,116		557,007		522,930
Other liabilities	23,588		20,066		25,386
Total Liabilities	2,147,076		2,080,622		2,053,064
Stockholders' equity, excluding accumulated other comprehensive (loss) income	295,086		293,985		292,936
Accumulated other comprehensive (loss) income	(34,900)		(28,663)		9,911
Total Stockholders' Equity	260,186		265,322		302,847
Total Liabilities and Stockholders' Equity	$2,407,262		$2,345,944		$2,355,911
Interest Rate Spread		3.46%		3.47%		3.46%
Net Interest Income/Earning Assets		3.69%		3.62%		3.59%

Total Deposits (Interest-bearing and Demand)	$1,998,583		$1,962,991		$1,936,758

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

ANALYSIS OF AVERAGE DAILY BALANCES AND RATES

(Dollars in Thousands)

	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2022	Return/	9/30/2021	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds%
EARNING ASSETS
Interest-bearing due from banks	$55,154	0.81%	$157,231	0.20%
Available-for-sale debt securities, at amortized cost:
Taxable	408,178	2.01%	241,716	1.99%
Tax-exempt	148,977	2.52%	122,736	2.69%
Total available-for-sale debt securities	557,155	2.15%	364,452	2.23%
Loans receivable:
Taxable	1,507,756	4.94%	1,424,457	4.81%
Paycheck Protection Program - 1st Draw	593	11.95%	58,900	7.47%
Paycheck Protection Program - 2nd Draw	10,294	10.99%	58,173	3.67%
Tax-exempt	85,492	2.81%	69,502	3.15%
Total loans receivable	1,604,135	4.86%	1,611,032	4.79%
Other earning assets	2,750	3.35%	2,556	2.77%
Total Earning Assets	2,219,194	4.08%	2,135,271	4.01%
Cash	22,527		24,564
Unrealized (loss) gain on securities	(28,068)		11,831
Allowance for loan losses	(14,406)		(12,143)
Bank-owned life insurance	30,857		30,301
Bank premises and equipment	21,494		20,860
Intangible assets	55,655		56,153
Other assets	52,610		43,694
Total Assets	$2,359,863		$2,310,531

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$431,344	0.31%	$389,349	0.24%
Money market	448,377	0.38%	428,985	0.28%
Savings	255,433	0.10%	224,050	0.10%
Time deposits	281,673	0.74%	339,558	0.71%
Total interest-bearing deposits	1,416,827	0.38%	1,381,942	0.34%
Borrowed funds:
Short-term	24,306	1.66%	7,648	0.38%
Long-term - FHLB advances	32,509	1.79%	46,863	0.94%
Senior notes, net	14,725	3.24%	7,255	3.23%
Subordinated debt, net	27,966	4.06%	25,539	4.96%
Total borrowed funds	99,506	2.61%	87,305	2.26%
Total Interest-bearing Liabilities	1,516,333	0.53%	1,469,247	0.46%
Demand deposits	547,836		514,081
Other liabilities	22,565		25,729
Total Liabilities	2,086,734		2,009,057
Stockholders' equity, excluding accumulated other comprehensive (loss) income	295,019		292,017
Accumulated other comprehensive (loss) income	(21,890)		9,457
Total Stockholders' Equity	273,129		301,474
Total Liabilities and Stockholders' Equity	$2,359,863		$2,310,531
Interest Rate Spread		3.55%		3.55%
Net Interest Income/Earning Assets		3.72%		3.70%

Total Deposits (Interest-bearing and Demand)	$1,964,663		$1,896,023

(1)Annualized rates of return on tax-exempt securities and loans are presented on a fully taxable-equivalent basis, using the Corporation’s marginal federal income tax rate of 21%.

(2)	Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.
(3)	Rates of return on earning assets and costs of funds have been presented on an annualized basis.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2022	2022	2021	2022	2021
Trust revenue	$1,744	$1,715	$1,821	$5,245	$5,254
Brokerage and insurance revenue	696	566	560	1,784	1,392
Service charges on deposit accounts	1,105	1,322	1,249	3,662	3,337
Interchange revenue from debit card transactions	1,031	1,056	975	3,050	2,854
Net gains from sales of loans	131	220	797	733	2,786
Loan servicing fees, net	189	358	153	757	547
Increase in cash surrender value of life insurance	133	137	139	405	434
Other noninterest income	622	1,456	665	2,666	2,837
Total noninterest income, excluding realized gains on securities, net	$5,651	$6,830	$6,359	$18,302	$19,441

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2022	2022	2021	2022	2021
Salaries and employee benefits	$10,826	$10,265	$9,427	$31,698	$27,821
Net occupancy and equipment expense	1,498	1,308	1,217	4,217	3,740
Data processing and telecommunications expenses	1,719	1,720	1,475	5,062	4,342
Automated teller machine and interchange expense	397	347	357	1,128	1,049
Pennsylvania shares tax	487	488	482	1,463	1,463
Professional fees	521	480	538	1,490	1,683
Other noninterest expense	1,995	2,431	1,850	6,310	6,356
Total noninterest expense	$17,443	$17,039	$15,346	$51,368	$46,454